A Trusted Technology Partner to Medical and Advanced Technology Equipment Manufacturers Nasdaq: NOVT January 2020 Exhibit 99.1

Safe Harbor Statement The statements in this presentation that relate to guidance, pro forma presentations, future plans, goals, business opportunities, and future events or performance are forward-looking statements that involve risks and uncertainties, including risks associated with business and economic conditions, failure to achieve expected benefits of acquisitions, failure to comply with the Food and Drug Administration regulations, customer and/or supplier contract cancellations, manufacturing risks, competitive factors, ability to successfully introduce new products, uncertainties pertaining to customer orders, demand for products and services, growth and development of markets for the Company's products and services, and other risks identified in our filings made with the Securities and Exchange Commission (“SEC”). Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation to update these forward-looking statements as a result of developments occurring after the date of this presentation. Readers are encouraged to refer to the risk disclosures included in the Company’s Form 10-K for the year ended December 31, 2018 and subsequent quarterly filings with the SEC, as applicable. Please see “Safe Harbor and Forward-Looking Information” in the Company’s most recent quarterly earnings release Form 8-K filing for more information. In this presentation, we present the non-GAAP financial measures of Adjusted Revenue, Adjusted Diluted EPS, and Adjusted EBITDA. Please see “Use of Non-GAAP Financial Measures” in the accompanying appendix and our third quarter 2019 earnings press release for the reasons why we use these measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures. The Company neither updates nor confirms any guidance regarding the future operating results of the Company which may have been given prior to this presentation.

Note: Revenue, Adjusted EBITDA and Adjusted Diluted EPS figures are based on the range for 2020 full–year outlook. Note: Adjusted EBITDA & Adjusted Diluted EPS are Non-GAAP measures. See explanations for use of non-GAAP measures in the appendix. +$135M adjusted EBITDA +$2.38 adjusted diluted EPS +$645M annual revenue; ~40% U.S. and ~60% rest of world +$4.5B addressable market with 5%–7% CAGR COMPANY OVERVIEW Leader in Mission Critical Technologies to Medical & Advanced Industrial Markets

High Performance Growth Culture Novanta Operating Model DIFFERENTIATED OEM Business Model Focus on Cash Returns Highly engineered “sticky” solutions based on proprietary technology Imbedded in ~10 year customer platforms    Diversified across +40 end- market applications  Novanta Growth System: operational excellence Disciplined capital allocation based on ROIC  Strategic and disciplined M&A  Novanta Growth System: innovation & commercial excellence  Owner mindset through autonomous business units  Collaborative and performance based culture

Value Creation Approach Multiple growth and value drivers FOCUS ON HIGH GROWTH MARKETS Niche leadership in secular growth markets Balanced across multiple end markets DRIVE CONSISTENT ORGANIC GROWTH Product innovation Global presence Increasing content with OEMs EXECUTE ON VALUE-CREATING M&A Disciplined and cash returns-focused OPERATE “THE NOVANTA WAY” Novanta Growth System Culture & people

Novanta Operating Groups and Businesses 40% Vision 40% PHOTONICS 20% Precision Motion Galvanometer optical scanners Scanhead solutions Visible CW lasers Laser beam delivery sub-systems Low-power CO2 lasers for fine material processing Detection & Analysis Minimally Invasive Surgery RFID, barcode scanning and machine vision Insufflators, pumps and disposables Endoscopic visualization Integrated OR solutions Position detection sensors Integrated motion solutions Pro Forma for completed acquisitions

Focus on High Growth Markets Industry 4.0: Factory of the Future Medical: VALUE BASED HEALTHCARE Key Secular Growth Drivers Factory floor and warehouse automation High precision production technologies Quality control & characterization Personalized medicine Lower costs with better outcomes Greater accuracy and higher throughput High Growth Markets + Regulatory Requirements + Workflow Efficiency Example End Markets Metals Additive Manufacturing Robotics & Automation Metrology & Inspection Minimally Invasive Surgery Robotic Surgery DNA Sequencing ~45% of Revenue ~55% of Revenue

Drive Consistent Organic Growth Leverage Growth Capabilities Product Innovation +600 engineers ~9% of revenue invested in R&D +400 Patents Global Presence Application & engineering focused salesforce in key local markets Opportunity for deepening presence outside the U.S. Global manufacturing & global R&D footprint Increasing Content with OEMs Forward integration, from component to sub-system, in OEM platforms Driving additional component / technology content from breadth of portfolio

Identify Market Opportunities with Secular Growth Drivers Execute on Value-Creating M&A Driving double-digit reported growth Businesses with high growth & high cash returns Capital deployed to high ROIC opportunities New technologies that drive content & sub-system growth

Expanding into Intelligent Subsystems Laser Beam Steering Capability Applications Accelerates roadmap for industry 4.0 Expands served market by $300M Creates laser beam steering engineering powerhouse Micromachining EV Battery Welding 3D Metal Printing Stent Mfg High precision drilling for 24/7 mass production Increase in Value Chain COMPONENTS SUB-SYSTEMS SOFTWARE & CONTROLS

Robotic surgery Robotics and automation Applications Expanding into Intelligent Subsystems Motion Control Increase in Value Chain COMPONENTS SUB-SYSTEMS SOFTWARE & CONTROLS Drives & Controls Precision Motors Precision Encoders Capability Applications

High growth medical market opportunity, estimated at 20% per year 95% of surgical procedures using energy-based devices produce surgical smoke, proven to contain toxic gases and vapors, endangering surgical personnel and patients. Our novel innovation integrates smoke filtering and evacuation functionality in our insufflator, optimizing workflow and eliminating separate smoke evacuation equipment. Capability Application Medical Growth Application: Surgical Smoke Removal Integrated Insufflator and Smoke Evacuation

Deliver Consistent Financial Results Note: Adjusted Revenue is a non-GAAP measure. See explanations for use of non-GAAP measures in the appendix. Adjusted Revenue Medical Industrial Micro- Electronics $225M +14% CAGR $645M to $660M 2020

Deliver Consistent Financial Results Note: Adjusted EBITDA & Adjusted Diluted EPS are non-GAAP measures. See explanations for use of non-GAAP measures in the appendix. Adjusted EBITDA Adjusted diluted EPS $135M to $140M $42M +16% CAGR $2.38 to $2.48 $0.45 +23% CAGR Tax rate ~20%

About Novanta Novanta is a leading global supplier of core technology solutions that give medical and advanced industrial original equipment manufacturers (“OEMs”) a competitive advantage. We combine deep proprietary technology expertise and competencies in photonics, vision, and precision motion with a proven ability to solve complex technical challenges. This enables Novanta to engineer core components and sub-systems that deliver extreme precision and performance, tailored to our customers' demanding applications. The driving force behind our growth is the team of innovative professionals who share a commitment to innovation and customer success. Novanta's common shares are quoted on Nasdaq under the ticker symbol “NOVT.”

Source APPENDIX Nasdaq: NOVT

Use of Non-GAAP The non-GAAP financial measures used in this presentation are non-GAAP Adjusted Revenue, Adjusted EBITDA, and Adjusted Diluted EPS from continuing operations. The Company believes that these non-GAAP financial measures provide useful and supplementary information to investors regarding the Company’s operating performance. It is management’s belief that these non-GAAP financial measures would be particularly useful to investors because of the significant changes that have occurred outside of the Company’s day-to-day business in accordance with the execution of the Company’s strategy. This strategy includes streamlining the Company’s existing operations through site and functional consolidations, strategic divestitures and product line closures, expanding the Company’s business through significant internal investments, and broadening the Company’s product and service offerings through acquisition of innovative and complementary technologies and solutions. The financial impact of certain elements of these activities, particularly acquisitions, divestitures, and site and functional restructurings, is often large relative to the Company’s overall financial performance, which can adversely affect the comparability of its operating results and investors’ ability to analyze the business from period to period. Adjusted Revenue excludes the JK Lasers business to only show the results of ongoing operations of the Company as the JK Lasers business was sold in April 2015. We excluded JK Lasers sales from Adjusted Revenue because divestiture activities can vary between reporting periods and between us and our peers, which we believe make comparisons of long-term performance trends difficult for management and investors, and could result in overstating or understating to our investors the performance of our operations. Additionally, we include estimated revenue from contracts acquired with business acquisitions that will not be fully recognized due to business combination rules. Because GAAP accounting rules require the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. These non-GAAP adjustments are intended to reflect the full amount of such revenue. The Company defines Adjusted EBITDA as operating income (loss) from continuing operations before deducting depreciation, amortization, non-cash share-based compensation, restructuring, acquisition, divestiture and other costs, impairment of goodwill and intangible assets, acquisition fair value adjustments, CEO transition costs and inventory related charges associated with product line closures. The Company’s Adjusted EBITDA is used by management to evaluate operating performance internally, communicate financial results to the Board of Directors, benchmark results against historical performance and the performance of peers, and evaluate investment opportunities including acquisitions and divestitures. In addition, Adjusted EBITDA is used to determine bonus payments for senior management and employees. Accordingly, the Company believes that this non-GAAP measure provides greater transparency and insight into management’s method of analysis. Adjusted Diluted EPS from Continuing Operations excludes amortization of acquired intangible assets and revenue fair value adjustments related to business acquisitions, restructuring, acquisition, divestiture, and other costs, inventory related charges associated with product line closures, CEO transition costs, the gain on sale of JK Lasers and the related unrealized foreign exchange loss on the U.S. dollar sales proceeds held by our U.K. subsidiary, impairment of goodwill and intangible assets, gain on acquisition of business, significant non-recurring income tax expenses (benefits) related to releases of valuation allowance, effects of changes in tax laws, income tax audit settlements, effects of acquisition related tax planning actions on our effective tax rate, and the income tax effect of non-GAAP adjustments. In addition, the Company excluded the adjustment of redeemable noncontrolling interest to estimated redemption value as: (1) the adjustment was unusual; (2) the amount was noncash; (3) the amount was excluded from the determination of net income attributable to Novanta Inc.; and (4) the Company believes that investors may benefit from an understanding of the Company's results without giving effect to this adjustment. The Company also uses Adjusted Diluted EPS as a performance measurement for performance shares issued to certain executives. Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on the Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this document.

Non-GAAP Reconciliation

ADJUSTED REVENUE	Twelve Months Ended							Nine Months Ended
	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018	September 27, 2019
	(in thousands of dollars)							
Revenue (GAAP)	**$243,796**	**$316,910**	**$364,706**	**$373,598**	**$384,758**	**$521,290**	**$614,337**	**$466,397**
JK Lasers divestiture	(19,200)	(19,051)	(22,425)	(5,731)	-	-	-	-
Acquisition fair value adjustments	-	275	220	143	32	-	-	-
Adjusted Revenue (Non-GAAP)	**$224,596**	**$298,134**	**$342,501**	**$368,010**	**$384,790**	**$521,290**	**$614,337**	**$466,397**

ADJUSTED EBITDA	Twelve Months Ended							Nine Months Ended
	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018	September 27, 2019
	(in thousands of dollars)							
Operating income (loss) from continuing operations (GAAP)	**$20,798**	**$19,951**	**$(16,729)**	**$29,304**	**$32,955**	**$57,566**	**$71,013**	**$42,299**
Depreciation and amortization	12,458	19,570	23,797	19,114	20,357	30,758	37,052	27,954
Share-based compensation	4,534	5,442	4,329	4,387	4,293	5,493	7,647	7,348
Impairment of goodwill and intangible assets	-	-	41,442	-	-	-	-	-
Restructuring, acquisition, divestiture and other costs	4,369	5,387	3,091	8,273	7,945	7,542	8,041	11,913
Inventory related charges for discontinuation of radiology products	-	-	-	-	1,370	-	-	-
Acquisition fair value adjustments	-	965	596	358	205	4,754	-	708
CEO transition costs	-	-	-	-	1,306	-	-	-
Adjusted EBITDA (Non-GAAP)	**$42,159**	**$51,315**	**$56,526**	**$61,436**	**$68,431**	**$106,113**	**$123,753**	**$90,222**

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Non-GAAP Reconciliation

ADJUSTED DILUTED EARNINGS PER SHARE	Twelve Months Ended							Nine Months Ended
	December 31, 2012*	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018	September 27, 2019
	(in thousands of dollars or shares, except per share amounts)							
Net income (loss) attributable to Novanta Inc. (GAAP)	**$22,474**	**$9,977**	**$(16,909)**	**$35,628**	**$22,003**	**$60,051**	**$49,109**	**$31,556**
Less: Redeemable noncontrolling interest redemption value adjustment	-	-	-	-	-	(20,244)	1,781	-
Net income (loss) attributable to Novanta Inc. after adjustment for redeemable noncontrolling interest redemption value	**$22,474**	**$9,977**	**$(16,909)**	**$35,628**	**$22,003**	**$39,807**	**$50,890**	**$31,556**
Diluted EPS from Continuing Operations (GAAP)	**$0.66**	**$0.29**	**$(0.49)**	**$1.02**	**$0.63**	**$1.13**	**$1.43**	**$0.89**
Redeemable noncontrolling interest redemption value adjustment	-	-	-	-	-	20,244	(1,781)	-
Net income (loss) attributable to Novanta Inc.	**$22,474**	**$9,977**	**$(16,909)**	**$35,628**	**$22,003**	**$60,051**	**$49,109**	**$31,556**
Non-GAAP adjustments:								
Amortization of intangible assets	5,815	12,550	16,405	12,323	12,415	20,920	25,610	19,294
Restructuring, divestiture and other costs	8,051	3,757	1,570	6,970	2,970	346	2,025	4,836
Acquisition related costs	791	1,630	1,522	1,303	4,975	7,196	6,016	7,077
Acquisition fair value adjustments	-	965	596	358	205	4,754	-	708
Inventory related charges for discontinuation of radiology products	-	-	-	-	1,370	-	-	-
CEO transition costs	-	-	-	-	1,306	-	-	-
Impairment of goodwill and intangible assets	-	-	41,442	-	-	-	-	-
Gain on JK Lasers sale	-	-	-	(19,629)	-	-	-	-
Unrealized foreign currency loss on JK Lasers sale proceeds	-	-	-	1,350	-	-	-	-
Gain on acquisition of business	-	-	-	-	-	(26,409)	-	-
Total Non-GAAP adjustments before income taxes	14,657	18,902	61,535	2,675	23,241	6,807	33,651	31,915
Tax effect of Non-GAAP adjustments	(5,654)	(6,665)	(15,717)	(4,636)	(5,668)	(9,641)	(5,920)	(6,274)
Non-GAAP tax adjustments	(16,004)	(858)	(871)	(1,171)	(1,465)	(759)	(377)	(196)
Adjusted Income from Continuing Operations (Non-GAAP)	**$15,473**	**$21,356**	**$28,038**	**$32,496**	**$38,111**	**$56,458**	**$76,463**	**$57,001**
Adjusted Diluted EPS from Continuing Operations (Non-GAAP)	**$0.45**	**$0.62**	**$0.81**	**$0.93**	**$1.09**	**$1.60**	**$2.16**	**$1.60**
Weighted-average shares outstanding, Diluted	33,936	34,396	34,769	34,827	34,914	35,280	35,473	35,523

*Adjusted Diluted EPS was not updated for the Scientific Lasers divestiture. Management determined that revising the Adjusted Diluted EPS figures would not have resulted in a material change.

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